UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

 _________________________________

  Filed by the Registrant                              ☐  Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UDR, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V39302-P01903 UDR, Inc. UDR, INC. 1745 SHEA CENTER DRIVE SUITE 200 HIGHLANDS RANCH, CO 80129 2024 Annual Meeting Vote by May 22, 2024 11:59 PM ET. For shares held in a Plan, vote by May 20, 2024 11:59 PM ET. You invested in UDR, Inc. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 23, 2024. Get informed before you vote View UDR, Inc.’s Notice of Annual Meeting and Proxy Statement, Form 10-K for the year ended December 31, 2023 and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 23, 2024 10:00 a.m., Local Time Four Seasons Hotel 1111 14th Street Denver, CO 80202

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V39303-P01903 Voting Items Board Recommends 1. ELECTION OF DIRECTORS Nominees: 1a. Katherine A. Cattanach For 1b. Jon A. Grove For 1c. Mary Ann King For 1d. James D. Klingbeil For 1e. Clint D. McDonnough For 1f. Robert A. McNamara For 1g. Diane M. Morefield For 1h. Kevin C. Nickelberry For 1i. Mark R. Patterson For 1j. Thomas W. Toomey For 2. Advisory vote to approve named executive officer compensation. For 3. To ratify the appointment of Ernst & Young LLP to serve as independent registered public accounting firm for the year ending December 31, 2024. For 4. To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.